INVESTMENT AND MORTGAGE-BACKED SECURITIES - Amortized cost of investment securities by contractual maturity (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Investments, Debt and Equity Securities [Abstract]
Less than one year	$ 19,626
One to five years	22,842	33,882
Five to ten years	81,848	41,376
More than ten years	4,982	87,840
Amortized cost excluding corporate securities	129,298	163,098
Corporate securities		1,920
Amortized cost, total	$ 129,298	$ 165,018